UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51128	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Arapeen Drive

Salt Lake City, UT 84108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Please send copies of all communications to:

Harvey J. Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Telephone: (212) 930-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2917, PolarityTE, Inc., a Delaware corporation (the “Company”), entered into new executive employment agreements, effective as of November 10, 2017 (the “Effective Date”) with each of Dr. Denver Lough, Dr. Edward Swanson, John Stetson and Cameron Hoyler, as further described below.

Dr. Lough

On November 10, 2017, the Company entered into a new executive employment agreement (the “Lough Agreement”) with Dr. Lough, effective as of the Effective Date, providing for the continuation of his role as the Chief Executive Officer and Chief Scientific Officer of the Company for a term of three years, which term shall be shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Lough Agreement at least three months prior to the expiration of the initial term.

Pursuant to the Lough Agreement and in consideration for his services to the Company, Dr. Lough received a $150,000 continuation bonus and will receive a base salary of $530,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Dr. Lough shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board in its discretion and shall be eligible to participate in any equity-based incentive compensation plan or program adopted by the Company. Dr. Lough, if terminated while not in material breach of the Lough Agreement, shall also have the right to participation payments paid to the Company (or any affiliate) from commercial transactions associated with U.S. Patent Application No. 14/954,335 and PCT International Patent Application No. PCT/US2015/063114 and any and all patents and patent applications, whether domestic or foreign, claiming priority thereto or arising therefrom (including all divisionals, continuations, reissues, reexaminations, renewals, extensions, and supplementary protection certificates of any such patents and patent application) and intellectual property rights associated with the patents (sales or licenses to third parties).

The terms of the Lough Agreement supersede any prior employment agreement or arrangement between Dr. Lough and the Company.

Dr. Swanson

On November 10, 2017, the Company entered into a new executive employment agreement (the “Swanson Agreement”) with Dr. Swanson, effective as of the Effective Date, providing for the continuation of his role as the Chief Operating Officer and Chief Translational Medicine Officer of the Company for a term of two years, which term shall be shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Swanson Agreement at least three months prior to the expiration of the initial term.

Pursuant to the Swanson Agreement and in consideration for his services to the Company, Dr. Swanson received a $100,000 continuation bonus and will receive a base salary of $400,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Dr. Swanson shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board in its discretion and shall be eligible to participate in any equity-based incentive compensation plan or program adopted by the Company.

The terms of the Swanson Agreement supersede any prior employment agreement or arrangement between Dr. Swanson and the Company.

Mr. Stetson

On November 10, 2017, the Company entered into a new executive employment agreement (the “Stetson Agreement”) with Mr. Stetson, effective as of the Effective Date, providing for the continuation of his role as the Chief Financial Officer of the Company for a term of two years, which term shall be shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Stetson Agreement at least three months prior to the expiration of the initial term.

Pursuant to the Stetson Agreement and in consideration for his services to the Company, Mr. Stetson received a continuation bonus of 7,500 shares of restricted Common Stock which shall vest immediately upon the Effective Date and will receive a base salary of $168,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Mr. Stetson shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board in its discretion and shall be eligible to participate in any equity-based incentive compensation plan or program adopted by the Company.

The terms of the Stetson Agreement supersede any prior employment agreement or arrangement between Mr. Stetson and the Company.

Mr. Hoyler

On November 10, 2017, the Company entered into a new executive employment agreement (the “Hoyler Agreement”) with Mr. Hoyler, effective as of the Effective Date, providing for the continuation of his role as General Counsel and appointment to the role of Chief Legal Officer of the Company for a term of two years, which term shall be shall be automatically renewed for successive one year periods thereafter unless either party provides the other party with written notice of his or its intention not to renew the Hoyler Agreement at least three months prior to the expiration of the initial term.

Pursuant to the Hoyler Agreement and in consideration for his services to the Company, Mr. Hoyler received a $50,000 continuation bonus and will receive a base salary of $385,000 per annum in accordance with the Company’s regular payroll practices. For each fiscal year during the term of employment, Mr. Hoyler shall be eligible to receive a bonus in the amount of 100% of annual salary, if any, as may be determined from time to time by the Board in its discretion and shall be eligible to participate in any equity-based incentive compensation plan or program adopted by the Company.

The terms of the Hoyler Agreement supersede any prior employment agreement or arrangement between Mr. Hoyler and the Company.

The foregoing descriptions of the Lough Agreement, Swanson Agreement, Stetson Agreement and Hoyler Agreement included herein do not purport to be complete and are qualified in their entirety by reference to the complete text of the Lough Agreement, Swanson Agreement, Stetson Agreement and Hoyler Agreement filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Employment Agreement between PolarityTE, Inc. and Denver Lough, dated November 10, 2017

10.2	Form of Employment Agreement between PolarityTE, Inc. and Edward Swanson, dated November 10, 2017

10.3	Form of Employment Agreement between PolarityTE, Inc. and John Stetson, dated November 10, 2017

10.4	Form of Employment Agreement between PolarityTE, Inc. and Cameron Hoyler, dated November 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: November 16, 2017	/s/ John Stetson
John Stetson
Chief Financial Officer